UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

ARES ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39972	98-1538872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor New York, New York 10167
(Address of Principal Executive Offices) (Zip Code)

(310) 201-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fifth of one redeemable warrant	AAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	AAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Business Combination Agreement

On September 12, 2023, Ares Acquisition Corporation, a Cayman Islands exempted company (which intends to domesticate as a Delaware corporation prior to the closing of the Business Combination) (“AAC”), and X-Energy Reactor Company, LLC, a Delaware limited liability company (“X-energy”), entered into the Second Amendment to Business Combination Agreement (the “Second Amendment”), which amends the previously announced Business Combination Agreement, dated as of December 5, 2022 (as amended by the First Amendment to Business Combination Agreement, dated as of June 11, 2023, and the Second Amendment, the “Business Combination Agreement”), by and among AAC, X-energy and, solely for purposes of Section 1.01(f), Section 6.25 and Article IX of the Business Combination Agreement, certain other parties thereto. The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Business Combination Agreement.

Pursuant to the Second Amendment, AAC and X-energy have agreed to, among other things, amend the definition of “Base Purchase Price” to decrease the pre-transaction equity value given to X-energy from $1,800,000,000 to $1,050,000,000.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is included as Exhibit 2.1 to, and the terms of which are incorporated by reference in, this Current Report on Form 8-K.

Preferred Stock PIPE Financing

Concurrently with the execution of the Second Amendment, AAC entered into a subscription agreement (the “Preferred Stock Subscription Agreement”) with AAC Holdings II LP (“AAC Holdings II”), a Delaware limited liability company that is affiliated with AAC’s sponsor, Ares Acquisition Holdings LP, a Cayman Islands exempted limited partnership. Pursuant to the Preferred Stock Subscription Agreement, AAC Holdings II agreed to subscribe for and purchase, and AAC agreed to issue and sell to AAC Holdings II, on the Closing Date, an aggregate of 50,000 shares of Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”) for an aggregate purchase price of $50,000,000 (the “Preferred Stock PIPE Financing”).

The closing of the Preferred Stock PIPE Financing is contingent upon, among other things, all conditions precedent to the closing of the transactions contemplated by the Preferred Stock Subscription Agreement having been satisfied or waived, and the closing of the Business Combination occurring substantially concurrently with the closing of the transactions contemplated by the Preferred Stock Subscription Agreement. The Preferred Stock Subscription Agreement provides that AAC will grant AAC Holdings II in the Preferred Stock PIPE Financing certain customary registration rights.

The foregoing description of the Preferred Stock Subscription Agreement and the Preferred Stock PIPE Financing is subject to and qualified in its entirety by reference to the full text of the Preferred Stock Subscription Agreement, a copy of which is attached as Exhibit 10.1 to, and the terms of which are incorporated by reference in, this Current Report on Form 8-K.

Letter Agreement

On September 12, 2023, in connection with the Preferred Stock PIPE Financing, AAC entered into a letter agreement (the “Letter Agreement”) with X-energy and Ghaffarian Enterprises, LLC (the “Guarantor”), pursuant to which the Guarantor agreed, in connection with the consummation of the Business Combination, to contribute or cause to be contributed to X-energy an amount in cash (the “Contribution Amount”), which is currently anticipated to be approximately $30,000,000. X-energy intends to use the Contribution Amount, along with cash on the balance sheet, to repay certain loans, accrued and unpaid interest and related fees pursuant to that certain credit agreement, dated July 28, 2020, as amended and restated, between X-Energy LLC, a wholly-owned subsidiary of X-energy, and Pershing LLC, an affiliate of Bank of New York Mellon. As consideration for such contribution, the Guarantor or its designees will be entitled to receive a number of shares of Series A Convertible Preferred Stock determined by dividing (x) the Contribution Amount, by (y) $1,000 per share, subject to the terms of the Letter Agreement.

The foregoing description of the Letter Agreement is subject to and qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.2 to, and the terms of which are incorporated by reference in, this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Series A Convertible Preferred Stock in the Preferred Stock PIPE Financing, and pursuant to the Letter Agreement, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01.	Regulation FD Disclosure.

On September 13, 2023, AAC and X-energy issued a joint press release announcing their entry into the Second Amendment and AAC’s entry into the Preferred Stock Subscription Agreement and the Letter Agreement in connection with the Preferred Stock PIPE Financing. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished herewith as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation dated September 13, 2023 (the “Investor Presentation”), which will be used by AAC, from time to time, with respect to the previously announced Business Combination involving AAC and X-energy. The information contained in the Investor Presentation is illustrative summary information that should be considered in the context of AAC’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that AAC may make by press release or otherwise from time to time.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Business Combination, AAC filed a registration statement on Form S-4 on January 25, 2023, (as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 thereto, filed on March 24, 2023, June 12, 2023, July 3, 2023 and July 25, 2023, respectively, the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus to be distributed to holders of AAC’s ordinary shares in connection with AAC’s solicitation of proxies for the vote by AAC’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of securities to be issued to X-energy equity holders in connection with the Business Combination. After the Registration Statement has been declared effective, AAC will mail a copy of the definitive proxy statement/prospectus, when available, to its shareholders. The Registration Statement includes information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to AAC’s shareholders in connection with the Business Combination. AAC has filed and will file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AAC AND X-ENERGY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination and the Preferred Stock PIPE Financing, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination and the Preferred Stock PIPE Financing, the markets in which X-energy operates and X-energy’s projected future results. X-energy’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that X-energy and AAC believe are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions, including the Preferred Stock PIPE Financing; (3) the inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) the failure to obtain additional funding from the U.S. government or our ARDP partner for the ARDP; (5) unexpected increased project costs, increasing as a result of macroeconomic factors, such as inflation and rising interest rates; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (7) the risk that any proposed business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the proposed business combination and the Preferred Stock PIPE Financing; (10) changes in the applicable laws or regulations; (11) the possibility that X-energy may be adversely affected by other economic, business, and/or competitive factors; (12) the persistent impact of the global COVID-19 pandemic; (13) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (14) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad; (15) whether government funding for high assay low enriched uranium for government or commercial uses will result in adequate supply on anticipated timelines to support X-energy’s business; (16) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (17) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (18) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (19) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or X-energy, Inc. with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the Registration Statement and the proxy statement/prospectus related to the transaction, and other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made.

Investors are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither X-energy nor AAC gives any assurance that either X-energy or AAC, respectively, will achieve its expectations.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC’s shareholders, in favor of the approval of the proposed transaction. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Business Combination may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Second Amendment to Business Combination Agreement, dated as of September 12, 2023, by and between Ares Acquisition Corporation and X-Energy Reactor Company, LLC.

10.1	Preferred Stock Subscription Agreement, dated as of September 12, 2023, by and between Ares Acquisition Corporation and AAC Holdings II LP.

10.2	Letter Agreement, dated as of September 12, 2023, by and among Ares Acquisition Corporation, X-Energy Reactor Company, LLC and Ghaffarian Enterprises, LLC.

99.1	Press Release, dated as of September 13, 2023.

99.2	Investor Presentation, dated as of September 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES ACQUISITION CORPORATION
Dated: September 13, 2023

	By:	/s/ David B. Kaplan
	Name:	David B. Kaplan
	Title:	Chief Executive Officer and Co-Chairman